SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)




                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-KOLLMORGEN CORP

          GABELLI INTERNATIONAL LTD
                                 9/02/97              500-           17.3750
                                 8/21/97            3,500-           17.7500
                                 8/18/97            2,000-           17.2500
                                 8/08/97            4,000-           17.3125
                                 8/05/97            1,000-           18.5000
                                 8/04/97            3,000-           18.5000
                                 8/01/97            6,000-           18.1458
                                 7/31/97            1,000-           17.7500
                                 7/30/97            3,000-           17.6042
                                 7/29/97            8,000-           17.5625
                                 7/28/97           21,500-           17.3067
                                 7/14/97            6,500-           16.0519
          GABELLI FUNDS, INC.
               THE GABELLI SMALL CAP GROWTH FUND
                                 7/14/97              500            15.3625
          GAMCO INVESTORS, INC.
                                 7/25/97            2,000            16.7500
          GAMCO INVESTORS, INC.
                                 8/27/97            1,500-           16.7500
                                 8/26/97            3,300-           17.1553
                                 8/22/97            2,200-           17.2159
                                 8/21/97            1,200-           17.6458
                                 8/21/97           36,000-             *DO
                                 8/08/97              200            18.0000
                                 8/08/97              200-           18.0000
                                 8/07/97              200            18.0000
                                 8/06/97              800            18.0000
                                 8/05/97            2,000-             *DO
                                 8/04/97              500-           18.3750
                                 7/28/97            3,000-           17.2500
                                 7/24/97              800            16.7500
                                 7/24/97              900-           17.0000
                                 7/23/97              100-           17.0000
                                 7/21/97            1,600            15.5000
                                 7/18/97            8,600            15.5000




                                       32

SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-KOLLMORGEN CORP

         GAMCO INVESTORS, INC.
                                 7/17/97            1,000-           16.0000
                                 7/16/97           21,000-             *DO
                                 7/15/97            1,000-           16.0000
                                 7/15/97            5,000            15.9375
                                 7/11/97            5,000            15.3875
                                 7/09/97            9,400            15.4335
                                 7/08/97              600            15.5000
                                 7/08/97              500-           15.0000










         (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

         (2) PRICE EXCLUDES COMMISSION.

         (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.

















                                       33
SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)



                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

PREFERRED CONVERTIBLE STOCK-KOLLMORGEN CVT BONDS

          GAMCO INVESTORS, INC.
                                 8/22/97               30-          103.5000
                                 8/20/97               15-          102.5000
                                 8/19/97               39-          102.5000
                                 8/18/97               25-          103.0000
                                 8/13/97               35-          103.3571
                                 7/31/97               37-          102.7500
                                 7/30/97               29-          102.0000
                                 7/22/97                9           102.0000
                                 7/18/97                3           102.0000
                                 7/08/97               37           101.0000
                                 7/08/97               52-          101.0000

















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.








                                       34